Exhibit 10.5

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT and REVOLVING PROMISSORY NOTE (the "Second Amendment") is entered into this 25th day of April, 2003, by and between VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation ("Borrower"), VOYAGER VENTURES, INC., a Nevada corporation and wholly owned subsidiary of Borrower ("VVI") and DAN FUGAL, an individual ("Lender"), sometimes hereinafter referred to individually as a "Party" or collectively as the "Parties."

      1. The Parties agree to modify the recitals of that certain Loan and Security Agreement dated November 15, 2002 (the "Agreement"), as amended by agreement on February 15, 2003 as follows:

      WHEREAS, Borrower has entered into various financing arrangements with Residential Resources Financial Services, Inc. ("RRI") to provide $100 million in bond/security financing (the "Development Financing") for development of a mixed-use entertainment complex located in Las Vegas, Nevada (the "Project");

      WHEREAS, as part of the Development Financing with RRI, Borrower has committed to pay for certain itemized costs to enable RRI to have the bond/security offering credit enhanced to a "AAA" credit rating (the "Credit Enhancement");

      WHEREAS, Borrower has requested an extension of credit from Lender for the use and benefit of Borrower for the Credit Enhancement and other components of the Project, to be secured by certain personal property and other assets of VVI; and

      WHEREAS, Lender is willing to make available to Borrower a credit facility in the form of a line of credit, subject and pursuant to all of the covenants, conditions and provisions of this Agreement.

      WHEREAS, Borrower has been unable to secure the Credit Enhancement through the efforts of RRI and therefore has been required to continue its best efforts to secure the needed financing for the Project;

      WHEREAS, Lender understands that Borrower is in need of sufficient funds to maintain its business operations as it pursues the needed financing for the Project and is therefore willing to extend an additional TWO HUNDRED THOUSAND DOLLARS AND NO CENTS ($200,000.00) extension of credit to Borrower, above the FIVE HUNDRED THOUSAND DOLLARS AND NO CENTS ($500,000.00) that it has already extended to Borrower prior to this Second Amendment; and

      WHEREAS, Borrower has agree that prior to the disbursement of any funds as provided herein it will obtain all requisite board or other approval that may be required pursuant to Borrower's bylaws.

      NOW, THEREFORE, in consideration of the foregoing recitals and the extension of credit by Lender to Borrower and other consideration, the parties agree as follows:

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      2. The Parties agree to modify paragraph 1 of that certain Loan and
Security Agreement dated November 15, 2002 (the "Agreement"), as amended by agreement on February 15, 2003 as follows:

                  1. Line of Credit.

                  1.1. Lender will make loans to Borrower hereunder from time to time (the "Line of Credit"). The aggregate unpaid principal of the Line of Credit outstanding at any one time will not exceed SEVEN HUNDRED THOUSAND DOLLARS AND NO CENTS (U.S. $700,000.00).

                  1.2. The Line of Credit will be evidenced a REVOLVING
            PROMISSORY NOTE (the "Note"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, containing the following material terms:

                  1.2.1. The aggregate unpaid principal not to exceed SEVEN
            HUNDRED THOUSAND DOLLARS AND NO CENTS (U.S. $700,000.00) shall be paid in full to Lender when sufficient funding of Development Financing has been secured so the escrow funds can be released, or on or before July 31, 2003, whichever is sooner; and

                  1.2.2. A lump-sum interest payment of SEVEN HUNDRED THOUSAND
            DOLLARS AND NO CENTS (U.S. $700,000.00) shall be paid in full to Lender when sufficient funding of Development Financing has been secured so the escrow funds can be released, or on or before July 31, 2003, whichever is sooner.

      3. The Parties agree to modify paragraph 6 of that certain Loan and Security Agreement dated November 15, 2002 (the "Agreement"), as amended by agreement on February 15, 2003 as follows:

            6. Disbursement of Funds. The following procedures for the disbursement of funds shall be used by the parties:

                  6.1. Unchanged.

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                  6.2. All disbursements above the first FIVE HUNDRED THOUSAND
            DOLLARS (U.S. $500,000.00) from the Line of Credit shall be available on the following terms:

                  6.2.1. Deleted;

                  6.2.2. Unchanged; and

                  6.2.3. Unchanged.

                  6.3. Unchanged.

      4. The Parties agree to modify paragraph 9 of that certain Loan and Security Agreement dated November 15, 2002 (the "Agreement"), as amended by agreement on February 15, 2003 as follows:

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      9. Unchanged.

      9.1. ONE MILLION FIVE HUNDRED THOUSAND (1,500,000) shares of common stock of Voyager Entertainment International, Inc., to which Rule 144 of the securities laws apply shall be delivered to Lender as follows:

            9.1.1. Upon the disbursement of the first FIVE HUNDRED THOUSAND DOLLARS (U.S. $500,000.00), as delineated in paragraph 6.1, above, Borrower shall deliver to Lender THREE HUNDRED THOUSAND (300,000) shares of common stock of Voyager Entertainment International, Inc., to which Rule 144 of the securities laws apply; and

            9.1.2. Upon the availability of the disbursement above the first FIVE HUNDRED THOUSAND DOLLARS (U.S. $500,000.00), as delineated in paragraph 6.2, above, Borrower shall deliver to Lender ONE MILLION TWO HUNDRED THOUSAND (1,200,000) shares of common stock of Voyager Entertainment International, Inc., restricted pursuant to the provisions of SEC Rule 144.

      9.2. Unchanged.

      9.3. Unchanged.

      9.4. If the shares of common stock of Borrower are subdivided or combined into a greater or smaller number of shares of common stock, or if a dividend is paid on the common stock in shares of common stock, the shares of common stock issued to Lender shall not be proportionately reduced in case of subdivision of shares or stock dividend; however, they will be proportionately increased in the case of combination of shares by the ratio which the total number of shares of common stock outstanding immediately after such event bears to the total number of shares of common stock outstanding immediately prior to such event. This provision shall be retroactive to the commencement of the Agreement.

      5. The Parties agree to modify the first paragraph of that certain Revolving Promissory Note dated November 15, 2002 (the "Note"), as amended by agreement on February 15, 2003 as follows:

      FOR VALUE RECEIVED, the undersigned, VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation ("Maker"), hereby promises to pay to the order of DAN FUGAL, an individual (together with his successors and assigns, ("Holder"), the principal sum not to exceed SEVEN HUNDRED THOUSAND DOLLARS (U.S. $700,000.00) or the aggregate unpaid principal amount of all advances or re-advances by the Maker pursuant to that certain loan agreement entitled "Loan and Security Agreement," (the "Loan Agreement") executed on even date, and to repay the outstanding aggregate unpaid principal amount, plus a lump-sum interest payment of SEVEN HUNDRED THOUSAND DOLLARS AND NO CENTS (U.S. $700,000.00) when sufficient funding of Development Financing has been secured so the escrow funds can be released, as defined in the Loan Agreement, or on or before July 31, 2003, whichever is sooner. All payments of principal and interest shall be made at Holders offices located at 1005 South Main Street, Pleasant Grove, UT 84062, or at such other places as the Holder may designate to Maker in writing

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      6. Except for the modifications as expressly noted herein, all other provisions of the Agreement and Note shall remain unchanged and enforced.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first above written.

         LENDER:

                             /s/
                             ---------------------------------------------------
                             DAN FUGAL


         BORROWER:

                             VOYAGER ENTERTAINMENT INTERNATIONAL, INC., a North Dakota corporation

                             By: /s/ Richard Hannigan, Sr.
                                 -----------------------------------------------
                             Its: President

         VVI:

                             VOYAGER VENTURES, INC., a Nevada corporation

                             By: /s/ Richard Hannigan, Sr.
                                 -----------------------------------------------
                             Its: President